UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 30, 2004


                       PowerHouse Technologies Group, Inc.
 ------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 333-5278-NY            94-3334052
------------------------------------------------------------------------------
  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


2694 Bishop Drive, Suite 270, San Ramon, California            94583
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:     (925) 328-1100
--------------------------------------------------------------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 Unregistered Sales of Equity Securities

On August 13, 2004, PowerHouse Technologies Group, Inc. (the "Company") completed a private placement with certain institutional investors of the Company's Series A Senior Units ("Senior A Units") comprised of a total of 3,722,326 shares of Series A Senior Convertible Preferred Stock (the "Senior A Preferred Stock") and five-year warrants (the "Senior A Preferred Warrants") to purchase 1,218,054 shares of the Company's Common Stock (the "Senior A Units Offering"). The holders of the Senior A Preferred Stock, valued by agreement in connection with the Senior A Units Offering at $3.06 per share, have the right to convert the Senior A Preferred Stock into Common Stock at any time, and may be required to convert into Common Stock by the Company upon the occurrence of certain events. The Senior A Preferred Warrants are exercisable at $3.83 per share.

In connection with the Senior A Units Offering, the Company closed on approximately $10,510,653 in funding. That amount includes approximately $2,100,000 received under a bridge financing and approximately $539,000 principal amount of the Company's secured convertible notes, bearing 10% interest per annum with a maturity of 10 years (the "Convertible Notes"), following the conversion of the Convertible Notes into shares of Senior A Preferred Stock in connection with the Senior A Units Offering.

The Company relied on Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder, as the basis for an exemption from registering the sale of these shares of Senior A Preferred Stock and Senior A Preferred Warrants under the Securities Act.

ITEM 8.01 Other Events

On September 30, 2004, the Company issued a press release announcing the completion of the Senior A Units Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 - Press Release, dated September 30, 2004.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the authorized undersigned.

Date:  September 30, 2004              POWERHOUSE TECHNOLOGIES
                                       GROUP, INC.


                                       By:     /s/ Jay Elliot
                                            ----------------------------------
                                            Name:  Jay Elliot
                                            Title: Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

      99.1  -  Press Release, dated September 30, 2004.